State of Delaware
Secretary of State
Division of Corporations
Delivered 11:42 AM 08/26/2010
FILED 11:42 AM 08/26/2010
SRV 100860991 - 4864845 FILE

STATE of DELAWARE
CERTIFICATE of INCORPORATION
A STOCK CORPORATION

First: The name of this Corporation is Bio Lab Naturals, Inc.

Second: Its registered office in the State of Delaware is to be located at 1201 Orange St., Suite 600, One Commerce Center in the City of Wilmington. County of New Castle, Zip Code 19801. The registered agent in charge thereof is Agents and Corporations, in County of New Castle.

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Fourth: The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000); Two Hundred million shares (200,000,000), of which are designated as common shares, $.0001 par value per share and Five million (5,000,000) of which are designated as Preferred stock, $.0001 par value, which may be subdivided into various classes or series with Rights, Privileges and Preferences to be hereafter be determined and designated by the Board of Directors.

Fifth: The name and mailing address of the incorporator are as follows:

Name: Kristi J. Kampmann
Mailing Address: 7609 Ralston Road
Arvada, CO Zip Code 80002

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 25 day of August, A.D. 2010.

BY: Kristi J. Kampmann

NAME: Kristi J. Kampmann
(type or print)

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:52 PM 08/31/2010
FILED 05:52 PM 08/31/2010
SRV 100875160 - 4864845 FILE

CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK (PAR VALUE $0.0001 PER SHARE)

OF

BIO LAB NATURALS, INC.

It is hereby certified that:

1. The name of the company is Bio Lab Naturals, Inc., a Delaware corporation (the "Company").

2. The Articles of Incorporation of the Company authorizes the issuance of Five Million (5,000,000) shares of preferred stock ("Preferred Stock"), par value $0.0001 per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of said shares in one (1) or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating the Series A Preferred Stock:

RESOLVED, that five hundred thousand (500,000) of the five million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Series A Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), and shall possess the rights and preferences set forth below:

SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall have a par value of $0.0001 per share and shall be designated as Series A Preferred Stock and the number of shares constituting the Series A Preferred Stock shall be five hundred thousand (500,000). The Series A Preferred Stock shall have a deemed par value (the "Deemed Par Value") of one dollar ($1.00) per share.

SECTION 2. RANK. Except for the voting rights specifically granted herein, the Series A Preferred Stock shall rank: (i) junior to any other class or series of outstanding Preferred Stock or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series A Preferred Stock (collectively, the "Senior Securities"); (ii) prior to all of the Company's common stock, par value $0.0001 per share ("Common Stock"); (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock and the existing Preferred Stock, "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

SECTION 3. DIVIDENDS. Each share of Series A Preferred Stock shall be paid a dividend (or other distributions deemed dividends for purposes hereof) equal to eight percent (8%) per annum of the Deemed Par Value. The dividends shall be cumulative from the date of issuance (the "Commencement Date"). If such dividend is not declared and paid, for any reason, the Deemed Par Value of the Series A Preferred Stock shall be increased by such accrued dividend.

SECTION 4. LIQUIDATION PREFERENCE.

(a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of shares of Series A Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Articles of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to the sum of (i) the Deemed Par Value for each outstanding share of Series A Preferred Stock and (ii) an amount equal to the accrued but unpaid dividends for the period that has passed since the Commencement Date to the date of the event of liquidation, dissolution or winding up of the Company. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series A Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series A Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series A Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Articles of Incorporation and any certificate(s) of designation relating thereto.

(b) Upon the completion of the distribution required by subsection 4(a), if assets remain in the Company, they shall be distributed to Holders of Junior Securities in accordance with the Company's Articles of Incorporation including any duly adopted certificate(s) of designation.

(c) After the payment to the Holders of the Series A Preferred Stock of the full preferential amounts provided for in this Section, the Holders of Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

SECTION 5. CONVERSION. "The Series A Preferred Stock shall be converted to common stock consisting of 300,000 common shares upon the effectuation of a reverse split of the issued and outstanding common stock on the basis of four hundred old shares for each one new share."

SECTION 6. REDEMPTION BY THE COMPANY.

(a) COMPANY'S RIGHT TO REDEEM AT ITS ELECTION. On or after ten years after the Commencement Date, the Company shall have the right in its sole discretion, to redeem ("Redemption"), from time to time, any or all of the Series A Preferred Stock; provided the Company shall first provide prior written notice as provided in subparagraph 6(a)(ii) below. If the Company elects to redeem some, but not all, of the Series A Preferred Stock, the Company shall redeem a pro-rata amount from each Holder of the Series A Preferred Stock.

(i) Redemption Price. The "Redemption Price" for redeeming each share of Series A Preferred Stock shall be 130% of Deemed Par Value (as defined in Section 1) of the shares of Series A Preferred

Stock being redeemed pursuant to this Section, together with the accrued but unpaid dividends on the Deemed Par Value.

(ii) Mechanics of Redemption. The Company shall effect each such redemption by giving at least thirty (30) days prior written notice ("Notice of Redemption") to the Holders of the Series A Preferred Stock selected for redemption, at the address and facsimile number of each such Holder appearing in the Company's Series A Preferred Stock register, which Notice of Redemption shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption. Such Notice of Redemption shall indicate (A) the number of shares of Series A Preferred Stock that have been selected for redemption; (B) the date which such redemption is to become effective (the "Date of Redemption"); and (C) the Redemption Price, as defined in subsection (a)(i) above.

(b) COMPANY MUST HAVE IMMEDIATELY AVAILABLE FUNDS OR CREDIT FACILITIES. The Company shall not be entitled to send any Notice of Redemption and begin the redemption procedure under Section 6(a) unless it has:

(i) the full amount of the Redemption Price in cash, available in a demand or other immediately available account in a bank or similar financial institution; or

(ii) immediately available credit facilities, in the full amount of the Redemption Price with a bank or similar financial institution; or

(iii) an agreement with a standby underwriter willing to purchase from the Company a sufficient number of the Company's securities to provide proceeds necessary to redeem the Series A Preferred Stock; or

(iv) a combination of the items set forth in (i), (ii) and (iii) above, aggregating the full amount of the Redemption Price.

(c) PAYMENT OF REDEMPTION PRICE. Each Holder tendering Series Preferred Stock being redeemed under this Section shall send their Preferred Stock Certificates so redeemed to the Company, and the Company shall pay the applicable Redemption Price to that Holder within five (5) business days of the Date of Redemption. The Company shall not be obligated to deliver the Redemption Price unless the Preferred Stock Certificates so redeemed are delivered to the Company, or, in the event one (1) or more certificates have been lost, stolen, mutilated or destroyed, unless the Holder has complied with Section 5(b)(i).

(d) BLACKOUT PERIOD. Notwithstanding the foregoing, the Company may not either send out a Notice of Redemption or effect a redemption pursuant to Section 6(a) above during a "Blackout Period" (defined as a period during which the Company's officers or directors would not be entitled to buy or sell securities of the Company because of their holding of material non-public information), unless the Company shall first disclose the non-public information that resulted in the Blackout Period; provided, however, that no redemption shall be effected until at least ten (10) days after the Company shall have given the Holder written notice that the Blackout Period has been lifted.

SECTION 7. VOTING RIGHTS. The Holders of the Series A Preferred Stock shall have the right to vote on any matter with Holders of Common Stock voting together as one class. The votes cast by Holders of the Series A Preferred Stock shall be identical in every other respect to the votes cast by Holders of Common Stock entitled to vote at any regular or special meeting of the Holders. The Holder(s) of a shares(s) of Series A Preferred stock, as a class, shall have the votes and the voting power which shall, at all times and for all purposes, be greater by 1% than the combined votes and voting power of all other classes of securities entitled to vote on any matter.

The Holders of the Series A Preferred Stock shall be entitled to the same notice of any regular or special meeting of the Shareholders as may or shall be given to Holders of the Common Stock entitled to vote at such meetings.

For purposes of determining a quorum for any regular or special meeting of the Shareholders, each share of Series A Preferred Stock, as a class, shall be computed based upon the voting power described above.

If, the number of outstanding shares of Series A Preferred Stock is increased by a stock split, stock dividend, or other similar event, the number of votes represented by each share of Series A Preferred Stock shall be proportionately reduced, or if the number of outstanding shares of Series A Preferred Stock is decreased by a reverse stock split, combination, subdivision or reclassification of shares, or other similar event, the number of votes represented by each share of Series A Preferred Stock shall be proportionately increased.

SECTION 8. PROTECTIVE PROVISION. So long as shares of Series A Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by the Nevada Revised Statutes) of the Holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock, and at least seventy-five percent (75%) of the then outstanding Holders:

(a) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock; or

(b) create any new class or series of stock having a preference over the Series A Preferred Stock with respect to Distributions (as defined in Section 2 above) or increase the size of the authorized number of shares of Series A Preferred Stock.

In the event Holders of at least seventy five percent (75%) of the then outstanding shares of Series A Preferred Stock and at least seventy five percent (75%) of the then outstanding Holders agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (a) above, so as to affect the Series A Preferred Stock, then the Company will deliver notice of such approved change to the Holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders").

SECTION 9. STATUS OF REDEEMED STOCK. In the event any shares of Series A Preferred Stock shall be redeemed pursuant to Section 6 hereof, the shares so redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be re-issuable by the Company as Series A Preferred Stock.

SECTION 10. PREFERENCE RIGHTS. Nothing contained herein shall be construed to prevent the Board of Directors of the Company from issuing one or more series of Preferred Stock with dividend and/or liquidation preferences junior to the dividend and liquidation preferences of the Series A Preferred Stock.

[Signature Page Follows]

SIGNATURE PAGE
[CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK]

By: *Stan Richards*
Stan Richards,
President & Chief Executive Officer

By: *Kristi J. Kampmann*
Kristi J. Kampmann,
Secretary

Dated: 8/31/2010

STATE OF COLORADO)
) ss.
COUNTY OF JEFFERSON)

I, the undersigned, a Notary Public, hereby certify that on the 31 day of August, 2010, personally appeared before me, Stan Richards and Kristi J. Kampmann who, being by me first duly sworn, declared that they are the President & Chief Executive Officer and Secretary, respectively, of Bio Lab Naturals, Inc., that they signed the foregoing document as President and Secretary and that the statements therein contained are true.

[signature]
Notary Public

My Commission Expires:
6/19/2013

SHELLY WILLIAMS
NOTARY PUBLIC
STATE OF COLORADO

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:49 PM 10/01/2010
FILED 05:49 PM 10/01/2010
SRV 100962782 - 4864845 FILE

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF BIO LAB NATURALS, INC.

BIO LAB NATURALS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("BLNI"), does hereby certify that:

1. The name of the Corporation is Bio Lab Naturals, Inc.. The Certificate of Incorporation for Bio Lab Naturals, Inc. was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on August 26, 2010.

2. Pursuant to a meeting of the Board of Directors of the Corporation, the Corporation adopted a resolution setting forth Amendments to the Certificate of Incorporation of the Corporation, as follows:

That the Certificate of Incorporation of this corporation be amended as to Article FOURTH, as follows:

Article FOURTH of the Certificate of Incorporation filed August 26, 2010 is hereby amended to add the following:

> Reverse Split. Each share of issued and outstanding Common Stock as of September 30, 2010, is reverse split on a one for 400 basis such that each old share represents 1/400 of a new share. A surrender of the old share certificate is required to be made by each shareholder, and the stockholders records will be automatically adjusted to reflect the reverse split. The new split adjusted share certificates will be transmitted to the shareholders of record when old certificates are sent into the transfer agent. No fractional shares will be issued; fractional shares will be rounded up to the nearest whole share.

3. Thereafter, the proposed Amendment to the Certificate of Incorporation of the Corporation were approved by the Board of Directors by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote thereon by written consent September 27, 2010, pursuant to Delaware General Corporation Laws.

4. This Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

This amendment shall become effective on the delayed effective date of October 21, 2010.
IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed this 27th day of September, 2010.

Bio Lab Naturals, Inc.

Stan Richards

Stan Richards, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:40 AM 05/03/2012
FILED 11:40 AM 05/03/2012
SRV 120505709 - 4864845 FILE

CERTIFICATE OF DESIGNATION OF SERIES AA PREFERRED STOCK (PAR VALUE $0.0001 PER SHARE) OF BIO LAB NATURALS, INC.

It is hereby certified that:

1. The name of the company is Bio Lab Naturals, Inc., a Delaware corporation(the "Company").

2. The Articles of Incorporation of the Company authorize the issuance of Five Million (5,000,000) shares of preferred stock ("Preferred Stock"), par value $0.0001 per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of said shares in one (1) or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating the Series AA Preferred Stock:

RESOLVED, that Two Thousand (2,000) of the five million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Series AA Preferred Stock, par value $0.0001 per share ("Series AA Preferred Stock"), and shall possess the rights and preferences set forth below:

SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall have a par value of $0.0001 per share and shall be designated as Series AAPreferred Stock and the number of shares constituting the Series AAPreferred Stock shall be Two Thousand (2,000). The Series AAPreferred Stock shall have a deemed par value (the "Deemed Par Value") of one dollar ($1.00) per share.

SECTION 2. RANK. Except for the voting rights specifically granted herein, the Series AA Preferred Stock shall rank: (i) junior to any other class or series of outstanding Preferred Stock or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series AA Preferred Stock (collectively, the "Senior Securities"); (ii) prior to all of the Company's common stock, par value $0.0001 per share ("Common Stock"); (iii) prior to any class or series of capital stock of the Company hereaftercreated not specifically ranking by its terms senior to or on parity with any Series AA Preferred Stock of whatever subdivision (collectively, with the Common Stock and the existing Preferred Stock, "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series AA Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

SECTION 3. DIVIDENDS. The Series AAPreferred Stock shall be paid a dividend (or other distributions deemed dividends for purposes hereof) equivalent to dividends paid to the same number of shares of Common Stock. If such dividend is not declared and paid, then no dividend will be owed.

SECTION 4. LIQUIDATION PREFERENCE.

(a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of shares of Series AA Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Articles of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to the sum of (i) the Deemed Par Value for each outstanding share of Series AA Preferred Stock and (ii) an amount equal to the declared but unpaid dividends for the period that has passed since the Commencement Date to the date of the event of liquidation, dissolution or winding up of the Company. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series AA Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series AAPreferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series AAPreferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Articles of Incorporation and any certificate(s) of designation relating thereto.

(b) Upon the completion of the distribution required by subsection 4(a), if assets remain in the Company, they shall be distributed to Holders of Junior Securities in accordance with the Company's Articles of Incorporationincluding any duly adopted certificate(s) of designation.

(c) After the payment to the Holders of the Series AA Preferred Stock of the full preferential amounts provided for in this Section, the Holders of Series AA Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

SECTION 5. REDEMPTION BY THE COMPANY.

(a) COMPANY'S RIGHT TO REDEEM AT ITS ELECTION. On or after ten years after the Commencement Date, the Company shall have the right in its sole discretion, to redeem ("Redemption"), from time to time, any or all of the Series AA Preferred Stock; provided the Company shall first provide prior written notice as provided in subparagraph 5a(ii) below.

(i) Redemption Price. The "Redemption Price" for redeeming each share of Series AA Preferred Stock shall be 100% of Deemed Par Value (as defined in Section 1) of the shares of Series AAPreferred Stock being redeemed pursuant to this Section, together with any declared but unpaid dividends.

(ii) Mechanicsof Redemption. The Company shall effect each such redemption by giving at least thirty (30) days prior written notice ("Notice of Redemption") to the Holders of the Series AAPreferred Stock selected for redemption, at the address and by email and facsimile number of each such Holder appearing in the Company's Series AA Preferred Stock register, which Notice of Redemption shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by email or facsimile) of such Notice of Redemption. Such Notice of Redemption shall indicate (A) the number of shares of Series AAPreferred Stock that have been selected for redemption; (B) the date which such redemption is to become effective (the "Date of Redemption"); and (C) the Redemption Price, as defined in subsection (a)(i) above.

(b) PAYMENT OF REDEMPTION PRICE. Each Holder tendering Series AA Preferred Stock being redeemed under this Section shall deliver their Preferred Stock Certificates so redeemed to the Company, and the Company shall pay the applicable Redemption Price to that Holder within five (5) business days of the Date of Redemption. The Company shall not be obligated to deliver the Redemption Price unless the Preferred Stock Certificates so redeemed are delivered to the Company, or, in the event one (1) or more certificates have been lost, stolen, mutilated or destroyed, unless the Holder has complied with Section 5(b)(i).

(c) BLACKOUT PERIOD. Notwithstanding the foregoing, the Company may not either send out a Notice of Redemption or effect a redemption pursuant to Section 5(a) above during a "Blackout Period" (defined as a period during which the Company's officers or directors would not be entitled to buy or sell securities of the Company because of their holding of material non-public information), unless the Company shall first disclose the non-public information that resulted in the Blackout Period; provided, however, that no redemption shall be effected until at least ten (10) days after the Company shall have given the Holder written notice that the Blackout Period has been lifted.

SECTION 6. VOTING RIGHTS. The Holders of the Series AAPreferred Stock shall have the right to vote on any matter with Holders of Common Stock voting together as one class. The votes cast by Holders of the Series AAPreferred Stock shall be identical in every other respect to the votes cast by Holders of Common Stock entitled to vote at any regular or special meeting of the Holders. The Holder(s) of a shares(s) of Series AA Preferred stock, as a class, shall have the votes and the voting power which shall, at all times and for all purposes, be greater by 1% than the combined votes and voting power of all other classes of securities entitled to vote on any matter. If after proper notice or waiver of same, less than all of the issued Series AA Preferred Stock are represented or elect to vote on an issue, then votes of those Series AA Preferred Stock shares that do vote shall be greater by 1% than the combined votes and voting power of all other classes of securities entitled to vote on any matter.

The Holders of the Series AAPreferred Stock shall be entitled to the same notice of any regular or special meeting of the Shareholders as may or shall be given to Holders of the Common Stock entitled to vote at such meetings.

For purposes of determining a quorum for any regular or special meeting of the Shareholders, each share of Series AA Preferred Stock, as a class, shall be computed based upon the voting power described above.

If, the number of outstanding shares of Series AA Preferred Stock is increased by a stock split, stock dividend, or other similar event, the number of votes represented by each share of Series AA Preferred Stock shall be proportionately reduced, or if the number of outstanding shares of Series AA Preferred Stock is decreased by a reverse stock split, combination,subdivision or reclassification of shares, or other similar event, the number of votes represented by each share of Series AA Preferred Stock shall be proportionately increased.

SECTION 7. PROTECTIVE PROVISION. So long as shares of Series AA Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, of the Holders of at least seventy-five percent (75%) of the then outstanding shares of Series AA Preferred Stock, and at least seventy-five percent (75%) of the then outstanding Holders:

(a) alter or change the rights, preferences or privileges of the Series AA Preferred Stock so as to affect adversely the Series AA Preferred Stock; or

(b) create any new class or series of stock having a preference over the Series AA Preferred Stock with respect to Distributions (as defined in Section 2 above) or increase the size of the authorized number of shares of Series AA Preferred Stock.

In the event Holders of at least seventy five percent (75%) of the then outstanding shares of Series AA Preferred Stock and at least seventy five percent (75%) of the then outstanding Holders agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series AA Preferred Stock, pursuant to subsection (a) above, so as to affect the Series AA Preferred Stock, then the Company will deliver notice of such approved change to the Holders of the Series AA Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders").

SECTION 8. STATUS OF REDEEMED STOCK. In the event any shares of Series AA Preferred Stock shall be redeemed pursuant to Section 5 hereof, the shares so redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be re-issuable by the Company as Series AA Preferred Stock.

SECTION 9. PREFERENCE RIGHTS. Nothing contained herein shall be construedto prevent the Board of Directors of the Company from issuing one or more series of Preferred

Stock with dividend and/or liquidation preferences junior to the dividend and liquidation preferences of the Series AA Preferred Stock.

SIGNATURE PAGE
FOR CERTIFICATE OF DESIGNATION OF SERIES AA PREFERRED STOCK

By: ______________________
James L. Powers, Jr.
President & Chief Executive Officer

By: ______________________
Malcolm C. Davenport V
Secretary

Dated: 4-25-12

STATE OF FLORIDA)
) ss.
COUNTY OF HILLSBOROUGH)

I, the undersigned, a Notary Public, hereby certify that on the 25th day of April, 2012, personally appeared before me, James L. Powers, Jr. and Malcolm C. Davenport V who, being by me first duly sworn, declared that they are the President & Chief Executive Officer and Secretary, respectively, of Bio Lab Naturals, Inc., that they signed the foregoing document as President and Secretary and that the statements therein contained are true.

____
Notary Public

My Commission Expires:

1-29-14

TINA BECKETT
MY COMMISSION # DD950127
EXPIRES January 29, 2014
(407) 398-0153 FloridaNotaryService.com

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:21 PM 04/18/2013
FILED 04:21 PM 04/18/2013
SRV 130456067 - 4864845 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

BIO LAB NATURALS, INC.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " FIRST " so that, as amended, said Article shall be and read as follows:

The name of this Corporation is:

VYTA CORP.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 18 day of April, 2013

By: [signature]
Authorized Officer

Title: President

Name: James L. Powers
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:59 AM 03/27/2015
FILED 07:59 AM 03/27/2015
SRV 150420543 - 4864845 FILE

STATE OF DELAWARE
CERTIFICATE OF CORRECTION

Vyta Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

1. The name of the corporation is Vyta Corp.

2. That a Certificate of Amendment was filed by the Secretary of State of Delaware on April 18, 2013 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of said Certificate is: the Certificate of Amendment was filed without the knowledge or authority of the officers and directors.

4. The Certificate of Amendment filed April 18, 2013 is hereby rendered null and void, and the corporation name is Bio Lab Naturals, Inc.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Correction this 6th day of March, A.D. 2015.

By: [signature]
W. Edward Nichols, CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:55 PM 03/24/2015
FILED 08:00 AM 03/27/2015
SRV 150405077 - 4864845 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a restoration, renewal and revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is Bio Lab Naturals, Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 1201 Orange St., Suite 600 (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Agents and Corporations, Inc.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was August 26, 2010.

4. The renewal and revival of the charter of this corporation is to be perpetual.

5. The corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2015, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: [signature]
Authorized Officer

Name: W. Edward Nichols, CEO
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:57 AM 04/01/2015
FILED 11:57 AM 04/01/2015
SRV 150450795 - 4864845 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That a meeting of the Board of Directors of Bio Lab Naturals, Inc. Resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and obtaining a written consent of a majority of the stockholders of said corporation for the action. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of the Corporation is SETnet Global, Inc.

SECOND: That the effective date of the name change shall be April 7, 2015.

THIRD: That said amendment was duly adopted by a majority of shareholders in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 27th day of March, 2015.

By: [signature]
W. Edward Nichols, CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:18 PM 06/05/2015
FILED 03:18 PM 06/05/2015
SRV 150908581 - 3660413 FILE

STATE OF DELAWARE
CERTIFICATE OF RESIGNATION OF
REGISTERED AGENT WITHOUT APPOINTMENT

This is to certify that, Agents and Corporations, Inc., 1201 Orange Street, One Commerce Center, Suite 600, Wilmington, Delaware 19801, pursuant to Section 136 of the General Corporation Law of the State of Delaware:

(1) Resigned the office of the registered agent of the attached list of corporations (Schedule A), without appointing any person or corporation as registered agent in my stead, and

(2) That written notice of resignation was given to each affected corporation at least 30 days prior to the filing of this certificate by mailing or delivering such notice to the corporation at its address last known to the registered agent on November 5, 2014.

Agents and Corporations, Inc.

By: [signature]
Name: John L. Williams
Title: President

AGENT RESIGNATIONS - EXHIBIT A

FILE NUMBER	CORPORATION NAME
3660413	MANILA EXPRESS INC.
5237096	MANMIT INC.
5235813	MAVJAY INC.
5309674	MESOPOTAMIA MEDICAL INC.
5324127	NIMES SRL INC.
4389305	OF JOSEPH PB&T CORPORATION
5528994	OPS VISUAL CORPORATION
5196969	OZMAR GLOBAL CORP.
5738585	PRODIGAL PAYMENTS, INC.
4092347	THE SPORTS GLOBE INC.
3809744	QUANGOS CORP.
4658671	REWARD AMERICA, INC.
5161869	RIDE SLOW PRODUCTIONS, INC.
4586617	ROSHAN CORP.
4864845	SETNET GLOBAL, INC.
5318192	SOFTGATE INFORMATION SYSTEMS INC.
2287104	SONDRA LANE CORPORATION
5197377	SYSTEM/NEXT CORPORATION
5303743	TBC INDUSTRIAL INC.
4994218	STILLHUMAN INC.

STATE OF DELAWARE
CERTIFICATE FOR REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was forfeited for failure to obtain a registered agent, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is SetNET Global, Inc.

and, if different, the name under which the corporation was originally incorporated Bio Lab Naturals, Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 1201 Orange St., Suite 600 (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Agents and Corporations, Inc.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was August 26, 2010.

4. The corporation desiring to be revived and so reviving its certificate of incorporation was organized under the laws of this State.

5. The corporation was duly organized and carried on the business authorized by its charter until the 5th day of July A.D. 2015, at which time its charter became inoperative and forfeited for failure to obtain a registered agent and the certificate for revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: [signature]
Authorized Officer

Name: W. Edward Nichols
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 07/10/2019
FILED 10:00 AM 07/10/2019
SR 20195890950 - File Number 4864845

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 07/16/2019
FILED 11:00 AM 07/16/2019
SR 20195990254 - File Number 4864845

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SetNET GLOBAL, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of SetNET Global, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

> That the name of the corporation shall be changed to Bio Lab Naturals, Inc., effective immediately.

SECOND: The action was duly adopted by the Written Consent of a majority of the shareholders entitled to vote in lieu of a special stockholders meeting, pursuant to the provisions of Section 228 of the Delaware General Corporation, which number was sufficient to approve the action under the statute. The Board of Directors has approved the Amendment of the Articles to change the name of the corporation.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 15th day of July, 2019.

By: ______________________
Authorized Officer

Title: President
Name: W. Edward Nichols

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:04 PM 02/03/2020
FILED 07:04 PM 02/03/2020
SR 20200774443 - File Number 4864845

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

Bio Lab Naturals, Inc,

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

All prior Article Fourth amendments are hereby rescinded and all previous Designations of Rights and Privileges for any Classes or Series of stock are hereby rescinded. The new language of Article fourth is: see attached Exhibit A attached hereto

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 3rd day of February, 2020.

By: [signature]
Authorized Officer

Title: President/CEO

Name: W. Edward Nichols
Print or Type

EXHIBIT A

Article Fourth

The total number of shares which the Corporation shall have the authority to issue is Two hundred five million (205,000,000): Two hundred million (200,000,000) of which shares are designated as common shares, $.0001 par value per share, and Five million (5,000,000) of which are designated as Preferred Stock $.0001 par value, which shall be subdivided into various classes or series with Rights, Privileges, and Preferences to be hereafter determined by the Board of Directors.

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:03 PM 02/05/2020
FILED 12:03 PM 02/05/2020
SR 20200827765 - File Number 4864845

CERTIFICATE OF DESIGNATION OF CLASS A PREFERRED CONVERTIBLE SUPER MAJORITY VOTING STOCK

OF

BIO LAB NATURALS, INC.
A Delaware Corporation

It is hereby certified that:

1. The name of the Company (hereinafter called the "Company") is **Bio Lab Naturals, Inc.**, a Delaware corporation.

2. The Certificate of Incorporation of the Company authorizes the issuance of up to Five Million (5,000,000) shares of Preferred Stock, (herein, "Preferred Stock" or "Preferred Shares"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of the Preferred Shares in one (1) or more Classes or series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each Classes to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Class A issue of Preferred Stock:

RESOLVED, that five hundred thousand, (500,000) of the Five Million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Class A Preferred Convertible Stock, $0.0001 par value per share, and shall possess the rights and preferences set forth below:

Section 1. **Designation and Amount**. The shares of the Classes of Preferred Stock hereby and herein created shall have no par value per share and shall be designated as Class A Preferred Convertible Stock (the "Class A Preferred Convertible Stock") and the number of shares constituting the Class A Preferred Convertible Stock shall be five hundred thousand (500,000). The Class A Preferred Convertible Stock shall have a deemed purchase price and value of $.004 U.S. per share.

Section 2. **Rank**. The Class A Preferred Convertible Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or Classes of capital stock of the Company, except Class A Preferred; (ii) prior to all of the Company's Common Stock, ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created "Junior Securities"); and in each case as to distributions of assets upon

liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

Section 3. **Dividends.** The Class A Preferred Convertible Stock shall bear no dividends, except that in the event dividends are declared for common stock, the same rate of dividend per share shall be due and payable to the Class A Preferred shareholders on the same terms.

Section 4. **Liquidation / Merger Preference.**

(a) So long as a majority of the shares of Class A Preferred authorized are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company's outstanding Class A Preferred, either directly or by amendment, merger, consolidation, or otherwise:

(i) liquidate, dissolve or wind-up the affairs of the Company, or effect any Liquidation Event; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner adverse to the Classes A Preferred (iii) create or authorize the creation of, or issue any other security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Classes A Preferred, or (iv) purchase or redeem or pay any dividend on any capital stock prior to the Classes A Preferred, other than stock repurchased from former employees or consultants in connection with the cessation of their employment/services [director right tied to preferred; two seats out of five; one must be independent].

(b) In the event of any liquidation, merger, dissolution or winding up of the Company, either voluntary or involuntary, the holders of shares of Class A Preferred Convertible Stock (each a "Holder" and collectively the "Holders") shall be entitled to receive, prior in preference to any distribution to other Junior Securities, an amount per share equal to $1.00 plus any allocable and due dividends per share.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation including any duly adopted Certificate(s) of Designation.

(d) In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid after the payments to any outstanding junior classes of preferred shareholders. The balance of any proceeds shall be distributed to holders of Common Stock and to the Classes A Preferred shareholders on an as converted basis.

(e) A merger or consolidation (other than one in which stockholders of the Company own a majority power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the assets

of the Company will be treated as a liquidation event thereby triggering payment of the liquidation preferences described in subsection 4(b).

Section 5. **Conversion of Preferred Shares to Common.** The record Holders of the Class A Preferred Convertible Stock may convert, or be converted, to common shares as follows:

(a) *Conversion Option.* Subject to the qualification by application to either NASDAQ or NYSE Emerging Markets, upon any change of control event which can be either a change of control by purchase, merger, reorganization, vote for an entirely new director slate, sale, disposition of, or transfer of assets of assets, or a general license, or at the option of the holder, in his sole discretion, any record Holder of Class A Preferred Convertible Stock shall be entitled at the office of the Company or any transfer agent for the Class A Preferred Convertible Stock designated by the Company to the Holders in writing (the "Transfer Agent"), to convert the shares of Class A Preferred Convertible Stock into Common Stock by electing, in writing, to convert the shares of Class A Preferred Stock then outstanding and held by the holder into shares of Common Stock of the Company, on a one preferred share for two common shares basis subject to adjustment set forth in (e) hereafter upon tender of the Notice of Conversion. In lieu of this conversion, the Company may redeem or repurchase the shares for $1.00 per share.

(b) *Mechanics of Conversion.* In order to convert Class A Preferred Convertible Stock into shares of Common Stock under the Optional conversion, specified in 5(a) the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the "Conversion Date"), a copy of a fully executed notice of conversion, substantially in the form shown on Exhibit A hereto ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert Class A Preferred Convertible Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class A Preferred Convertible Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted(but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class A Preferred Convertible Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (i) below). Upon receipt by the Company of a facsimile copy of a Notice of Conversion, Company shall immediately send, via facsimile or email, a confirmation of receipt of the Notice of Conversion which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) *Administration.*

(i) *Lost or Stolen Certificates.* Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Class A Preferred Convertible Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if Holder contemporaneously requests the Company to convert such Class A Preferred Convertible Stock into Common Stock.

(ii) *Delivery of Common Stock Upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third (3rd) business day (the "Deadline") after receipt by the Company or the Transfer Agent of a facsimile copy of a Notice of Conversion or upon Automatic Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class A Preferred Convertible Stock shall be made within three (3) business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than three (3) business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class A Preferred Convertible Stock.

(iii) *No Fractional Shares.* If any conversion of the Class A Preferred Convertible Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

(iv) *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is faxed to the Company before 11:59 p.m., MST, on the Conversion Date or in the event of an Automatic Conversion upon its effectiveness. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Conversion.

(d) *Reservation of Stock Issuable Upon Conversion.* The Company shall at all times reserve and keep available or make provision to increase, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class A Preferred Convertible Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class A Preferred Convertible Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Convertible Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) *Adjustment to Conversion Rate.*

(i) The conversion price will be subject to adjustments for stock dividends, splits, combinations and similar events and to a Performance Adjustment as specified below.

(ii) *Adjustment Due to Merger, Consolidation, Etc.* If, prior to the conversion of all Class A Preferred Convertible Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class A Preferred Convertible Stock shall thereafter have the right to receive upon conversion of Class A Preferred Convertible Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the Holder would have been entitled to receive in such transaction had the Class A Preferred Convertible Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class A Preferred Convertible Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class A Preferred Convertible Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise here.

(iii) In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid after the payments to any outstanding junior classes of preferred shareholders. The balance of any proceeds shall be distributed to holders of Common Stock and to the Classes A Preferred shareholders on an as converted basis.

(iv) *No Fractional Shares.* If any adjustment under this Section 5(f) would create a fractional share of Common Stock or a right to acquire a fractional share of Common

Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be rounded to the nearest whole share.

Section 6. **Super Majority Voting Rights.** The record Holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter with holders of Common Stock and may vote as required on any action, which Delaware law provides may or must be approved by vote or consent of the holders of the specific Classes of voting preferred shares and the holders of common shares. The Record Holders of the Classes A Preferred Shares shall have the right to vote on any matter with holders of common stock voting together as one (1) class. The Record Holders of the Classes A Preferred Shares shall have a number of votes equal to that number of common shares which is not less than 60% of the vote required to approve any action, which Delaware law provides may or must be approved by vote or consent of the holders of other Classes of voting preferred shares and the holders of common shares or the holders of other securities entitled to vote, if any.

The Record Holders of the Classes A Preferred Shares shall be entitled to the same notice of any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other Classes of preferred shares and the holders of common shares entitled to vote at such meetings. No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Classes A Preferred Stock from exercising its voting or consent rights as though it is or was a common shareholder.

For purposes of determining a quorum for any Regular or Special Meeting of the Shareholders, the Classes A Preferred Shares shall be included and shall be deemed as the equivalent of 60% of all common shares represented at and entitled to vote at such meetings.

Section 7. **Status of Converted Stock.** In the event any shares of Class A Preferred Convertible Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated Classes, and shall not be issuable by the Company as Class A Preferred Convertible Stock.

Signed on November 23, 2019

BIO LAB NATURALS, INC.

By: [signature]
W. Edward Nichols
Chief Executive Officer
W.Edward Nichols

Cert of Class A)

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:22 PM 02/05/2020
FILED 12:22 PM 02/05/2020
SR 20200828919 - File Number 4864845

CERTIFICATE OF DESIGNATION OF CLASS B PREFERRED CONVERTIBLE STOCK

OF

BIO LAB NATURALS, INC.
A Delaware Corporation

It is hereby certified that:

1. The name of the Company (hereinafter called the "Company") is **Bio Lab Naturals, Inc.**, a Delaware corporation.

2. The Certificate of Incorporation of the Company authorizes the issuance of up to Five Million (5,000,000) shares of Preferred Stock, (herein, "Preferred Stock" or "Preferred Shares"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of the Preferred Shares in one (1) or more Classes or series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each Classes to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Class B issue of Preferred Stock:

RESOLVED, that two million (2,000,000) of the Five Million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Class B Preferred Convertible Stock, $0.0001 par value per share, and shall possess the rights and preferences set forth below:

Section 1. **Designation and Amount**. The shares of the Classes of Preferred Stock hereby and herein created shall have no par value per share and shall be designated as Class B Preferred Convertible Stock (the "Class B Preferred Convertible Stock") and the number of shares constituting the Class B Preferred Convertible Stock shall be two million (2,000,000). The Class B Preferred Convertible Stock shall have a deemed purchase price and value of $.004 U.S. per share.

Section 2. **Rank**. The Class B Preferred Convertible Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or Classes of capital stock of the Company, except Class A Preferred; (ii) prior to all of the Company's Common Stock, ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created "Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

Section 3. **Dividends.** The Class B Preferred Convertible Stock shall bear no dividends, except that in the event dividends are declared for common stock, the same rate of dividend per share shall be due and payable to the Class B Preferred shareholders on the same terms.

Section 4. **Liquidation / Merger Preference.**

(a) So long as a majority of the shares of Class B Preferred authorized are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company's outstanding Class B Preferred, either directly or by amendment, merger, consolidation, or otherwise:

(i) liquidate, dissolve or wind-up the affairs of the Company, or effect any Liquidation Event; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner adverse to the Classes A Preferred (iii) create or authorize the creation of, or issue any other security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Classes A Preferred, or (iv) purchase or redeem or pay any dividend on any capital stock prior to the Classes A Preferred, other than stock repurchased from former employees or consultants in connection with the cessation of their employment/services [director right tied to preferred; two seats out of five; one must be independent].

(b) In the event of any liquidation, merger, dissolution or winding up of the Company, either voluntary or involuntary, to which the holders of shares of Class B Preferred Convertible Stock (each a "Holder" and collectively the "Holders") have not consented, such holders shall be entitled to receive, after distribution to the Class B shareholders as required under the Class B Designation of Rights and Privileges, but prior in preference to any distribution to other Junior Securities, an amount per share equal to $.005 per share, plus any allocable and due dividends per share.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation including any duly adopted Certificate(s) of Designation.

(d) In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid at $.005 per share prior to the payments to any outstanding junior classes of preferred shareholders. The balance of any proceeds shall be distributed to holders of Common Stock shareholders on a pro rata basis.

(e) A merger or consolidation (other than one in which stockholders of the Company own a majority power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the assets

of the Company will be treated as a liquidation event thereby triggering payment of the liquidation preferences described in subsection 4(b).

Section 5. **<u>Conversion of Preferred Shares to Common</u>.** The record Holders of the Class B Preferred Convertible Stock may convert, or be converted, to common shares as follows:

(a) *Contingent Conversion Option.* Solely upon any change of control event which qualifies the Company for either a NASDAQ or NYSE Emerging Market listing, which is applied for and approved, such event being either a change of control by purchase, merger, reorganization, any record Holder of Class B Preferred Convertible Stock shall be entitled at the office of the Company or any transfer agent for the Class B Preferred Convertible Stock designated by the Company to the Holders in writing (the "Transfer Agent"), to convert the shares of Class B Preferred Convertible Stock into Common Stock by electing, in writing, to convert the shares of Class B Preferred Stock then outstanding and held by the holder into shares of Common Stock of the Company, on a one preferred share for one common share basis hereafter upon tender of the Notice of Conversion. This shall expire six months from the date hereof.

(b) *Mechanics of Conversion.* In order to convert Class B Preferred Convertible Stock into shares of Common Stock under the Optional conversion, specified in 5(a) the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the "Conversion Date"), a copy of a fully executed notice of conversion, substantially in the form shown on Exhibit A hereto ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert Class B Preferred Convertible Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class B Preferred Convertible Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted(but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class B Preferred Convertible Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (i) below). Upon receipt by the Company of a facsimile copy of a Notice of Conversion, Company shall immediately send, via facsimile or email, a confirmation of receipt of the Notice of Conversion which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) *Administration.*

(i) *Lost or Stolen Certificates.* Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates

representing shares of Class B Preferred Convertible Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if Holder contemporaneously requests the Company to convert such Class B Preferred Convertible Stock into Common Stock.

(ii) *Delivery of Common Stock Upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third (3rd) business day (the "Deadline") after receipt by the Company or the Transfer Agent of a facsimile copy of a Notice of Conversion or upon Automatic Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class B Preferred Convertible Stock shall be made within three (3) business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than three (3) business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class B Preferred Convertible Stock.

(iii) *No Fractional Shares.* If any conversion of the Class B Preferred Convertible Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

(iv) *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is faxed to the Company before 11:59 p.m., MST, on the Conversion Date or in the event of an Automatic Conversion upon its effectiveness. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Conversion.

(d) *Reservation of Stock Issuable Upon Conversion.* The Company shall at all times reserve and keep available or make provision to increase, reserve and keep available out of

its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class B Preferred Convertible Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class B Preferred Convertible Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Preferred Convertible Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

Section 6. __**Repurchase Option of the Company.**__ In the event that the Company has not accomplished and closed a merger with one or more companies that will cause the Company to be eligible for either the NYSE Emerging Markets or NASDAQ, on an asset and income basis (i.e. no development stage companies) within 6 months after the issuance of this Class B Preferred Convertible Stock, then the company shall, at its sole discretion, by notice to the holders, be entitled to redeem and repurchase the Class B Convertible Preferred Stock for $.005 per share, by tender of a check to the holders, thereby cancelling the Class B Preferred Convertible Stock without further administration and such tender shall be deemed self executing, as to the repurchase.

Section 7. __**Status of Converted Stock.**__ In the event any shares of Class B Preferred Convertible Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated Classes, and shall not be issuable by the Company as Class B Preferred Convertible Stock.

Signed on November 23, 2019

BIO LAB NATURALS, INC.

By: [signature]
W. Edward Nichols
Chief Executive Officer

STATE OF DELAWARE
CERTIFICATE FOR REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is Bio Lab Naturals, Inc.

and, if different, the name under which the corporation was originally incorporated BIO LAB NATURALS, INC.

2. The Registered Office of the corporation in the State of Delaware is located at 1201 N. Orange Street, Suite 600 (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Agents and Corporations, Inc.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was August 26, 2010.

4. The corporation desiring to be revived and so reviving its certificate of incorporation was organized under the laws of this State.

5. The corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2022, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: [signature]
Authorized Officer

Name: W. Edward Nichols
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:48 PM 05/17/2022
FILED 12:48 PM 05/17/2022
SR 20222059531 - File Number 4864845

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:39 PM 05/17/2022
FILED 04:39 PM 05/17/2022
SR 20222079449 - File Number 4864845

AMENDED CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED CONVERTIBLE STOCK OF BIO LAB NATURALS, INC.

A Delaware Corporation

It is hereby certified that:

1. The name of the Company (hereinafter called the "Company") is **Bio Lab Naturals, Inc.,** a Delaware corporation.

2. The Certificate of Incorporation of the Company authorizes the issuance of Up to Five Million (5,000,000) shares of Preferred Stock, (herein, "Preferred Stock" or "Preferred Shares"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of the Preferred Shares in one (1) or more Classes or series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each Classes of Preferred Stock to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, created a class of Series A Preferred Convertible Stock, the Certificate of Designation for which was filed with the state of Delaware on February 5, 2020.

4. The Board of Directors of the Company desire now to amend the rights and preferences of the Series A Preferred Convertible Stock, and pursuant to the authority expressly vested in it as aforesaid, adopted a resolution in order to amend the rights and preferences of the Series A Preferred Convertible Preferred Stock.

RESOLVED, that five hundred thousand (500,000) of the Five Million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Class A Preferred Convertible Stock, $0.0001 par value per share, and shall possess the rights and preferences set forth below:

Section 1. Designation and Amount. The shares of the Class of Preferred Convertible Stock hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class A Preferred Convertible Stock (the "Class A Preferred Convertible Stock") and the number of shares constituting the Class A Preferred Convertible Stock shall be five hundred thousand (500,000). The Class A Preferred Convertible Stock shall have a deemed purchase price and value of $0.004 U.S. per share.

Section 2. Rank. The Class A Preferred Convertible Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or Classes of capital stock of the Company; (ii) prior to all of the Company's Common Stock, ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created "Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

Section 3. Dividends. The Class A Preferred Convertible Stock shall bear no dividends, except that in the event dividends are declared for common stock, the same rate of dividend per share shall be due and payable to the Class A Preferred shareholders on the same terms.

Section 4. Liquidation/Merger Preference.

(a) So long as a majority of the shares of Class A Preferred Convertible Stock are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company's outstanding Class A Preferred Convertible Stock, either directly or by amendment, merger, consolidation, or otherwise:

(i) liquidate, dissolve or wind-up the affairs of the Company, or effect any Liquidation Event; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner adverse to the Class A Preferred Convertible Stock (iii) create or authorize the creation of, or issue any other security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Class A Preferred Convertible Stock, or (iv) purchase or redeem or pay any dividend on any capital stock prior to the Class A Preferred Convertible Stock, other than stock repurchased from former employees or consultants in connection with the cessation of their employment/services.

(b) In the event of any liquidation, merger, dissolution or winding up of the Company, either voluntary or involuntary, the holders of shares of Class A Preferred Convertible Stock (each a "Holder" and collectively the "Holders") shall be entitled to receive, prior in preference to any distribution to other Junior Securities, an amount per share equal to $1.00 plus any allocable and due dividends per share.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation including any duly adopted Certificate(s) of Designation.

(d) In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid after the payments to any outstanding junior classes of preferred shareholders. The balance of any proceeds shall be distributed to holders of Common Stock and to the Class A Preferred Convertible Stock shareholders on an as converted basis.

(e) A merger or consolidation (other than one in which stockholders of the Company own a majority power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company will be treated as a liquidation event thereby triggering payment of the liquidation preferences described in subsection 4(b).

Section 5. Conversion of Preferred Shares to Common. The record Holders of the Class A Preferred Convertible Stock may convert, or be converted, to common shares as follows:

(a) *Conversion Option*. Subject to the qualification by application to either NASDAQ or NYSE Emerging Markets, upon any change of control event which can be either a change of control by purchase, merger, reorganization, vote for an entirely new director slate, sale, disposition of, or transfer of assets of assets, or a general license, or at the option of the holder, in his sole discretion, any record Holder of Class A Preferred Convertible Stock shall be entitled at the office of the Company or any transfer agent for the Class A Preferred Convertible Stock designated by the Company to the Holders in writing (the "Transfer Agent"), to convert the shares of Class A Preferred Convertible Stock into Common Stock by electing, in writing, to convert the shares of Class A Preferred Stock then outstanding and held by the holder into shares of Common Stock of the Company, on a one preferred share for two common shares basis subject to adjustment set forth in (e) hereafter upon tender of the Notice of Conversion. In lieu of this conversion, the Company may redeem or repurchase the shares for $1.00 per share.

(b) *Mechanics of Conversion*. In order to convert Class A Preferred Convertible Stock into shares of Common Stock under the Optional conversion, specified in 5(a) the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the "Conversion Date"), a copy of a fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert Class A Preferred Convertible Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class A Preferred

Convertible Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class A Preferred Convertible Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (i) below). Upon receipt by the Company of a facsimile copy of a Notice of Conversion, Company shall immediately send, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) *Administration*.

(i) *Lost or Stolen Certificates*. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Class A Preferred Convertible Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if Holder contemporaneously requests the Company to convert such Class A Preferred Convertible Stock into Common Stock.

(ii) *Delivery of Common Stock Upon Conversion*. The Transfer Agent or the Company (as applicable) hall, no later than the close of business on the third (3rd) business day (the "Deadline") after receipt by the Company or the Transfer Agent of a facsimile copy of a Notice of Conversion or upon Automatic Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class A Preferred Convertible Stock shall be made within three (3) business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than three (3) business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, .in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class A Preferred Convertible Stock.

(iii) *No Fractional Shares*. If any conversion of the Class A Preferred Convertible Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

(iv) *Date of Conversion*. The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is faxed to the Company before 11:59 p.m., MST, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Conversion.

(d) *Reservation of Stock Issuable Upon Conversion*. The Company shall at all times reserve and

keep available or make provision to increase, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class A Preferred Convertible Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class A Preferred Convertible Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Convertible Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Adjustment to Conversion Rate.

(i) The conversion price will be subject to adjustments for stock dividends, splits, combinations and similar events and to a Performance Adjustment as specified below.

(ii) *Adjustment Due to Merger, Consolidation, Etc.* If prior to the conversion of all Class A Preferred Convertible Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class A Preferred Convertible Stock shall thereafter have the right to receive upon conversion of Class A Preferred Convertible Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the Holder would have been entitled to receive in such transaction bad the Class A Preferred Convertible Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class A Preferred Convertible Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets· deliverable upon conversion of the Class A Preferred Convertible Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise here.

(iii) In the event of any liquidation, dissolution or winding up of the Company, the proceeds shall be paid after the payments to any outstanding junior classes of preferred shareholders. The balance of any proceeds shall be distributed to holders of Common Stock and to the Class A Preferred shareholders on an as converted basis.

(iv) No Fractional Shares. If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

Section 6. Voting Rights.

(a) The record holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter with holders of Common Stock and may vote as required on any action, which Delaware law provides may or must be approved by vote or consent of the holders of the specific classes of voting preferred shares and the holders of common shares. The Record Holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter with holders of common stock voting together as one (1) class. The Record Holders of the Class A Preferred Convertible Stock shall have a number of votes equal to sixty percent (60%) of all of the issued and outstanding shares of Common Stock of the Company.

(b) The Record Holders of the Class A Preferred Shares shall be entitled to the same notice of

any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other classes of preferred shares and the holders of common shares entitled to vote at such meetings. No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Class A Preferred Convertible Stock from exercising its voting or consent rights as though it is or was a common shareholders.

(c) For purposes of determining a quorum for any Regular or Special Meeting of the Shareholders, the Class A Preferred Shares shall be deemed as the equivalent of sixty percent (60%) of all issued and outstanding shares of the Company.

Section 7. Status of Converted Stock. In the event any shares of Class A Preferred Convertible Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class A Preferred Convertible Stock.

Signed on May 9, 2022

BIO LAB NATURALS, INC.

By: [signature]

W. Edward Nichols, CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:35 PM 06/08/2022
FILED 04:35 PM 06/08/2022
SR 20222663282 - File Number 4864845

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

Bio Lab Naturals, Inc.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

That the name of the Corporation be changed from Bio Lab Naturals, Inc. to Limitless X Holdings Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 6th day of June, 20 22.

By: Jaspreet Mathur
Authorized Officer

Title: CEO

Name: Jaspreet Mathur
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:30 PM 10/31/2022
FILED 02:30 PM 10/31/2022
SR 20223900993 - File Number 4864845

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF LIMITLESS X HOLDINGS INC.

Limitless X Holdings Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify that:

1. Articles of Incorporation for Vyta Corp., a Nevada corporation, were originally filed with the Secretary of State of Nevada on June 3, 1996.

2. Certificate of Incorporation for Vyta Corp., a Delaware corporation, was filed with the Secretary of State of Delaware on June 3, 2010.

3. Certificate of Merger of Foreign Corporation into a Domestic Corporation was filed with the Secretary of State of Delaware to merge Vyta Corp., a Nevada corporation into Vyta Corp., a Delaware corporation (the surviving corporation) on August 26, 2010.

4. Certificate of Designation for Series A Preferred Stock was filed with the Secretary of State of Delaware on August 31, 2010.

5. Certificate of Amendment to Certificate of Incorporation to authorize a reverse split of Common Stock was filed with the Secretary of State of Delaware on October 1, 2010.

6. Certificate of Designation for Series AA Preferred Stock was filed with the Secretary of State of Delaware on May 3, 2012.

7. Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to Vyta Corp. was filed with the Secretary of State of Delaware on April 18, 2013.

8. Certificate of Correction was filed with the Secretary of State of Delaware on March 27, 2015 to null and void the Certificate of Amendment filed on April 18, 2013.

9. Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to SetNET Global, Inc. was filed with the Secretary of State of Delaware on April 1, 2015.

10. Certificate of Amendment to Certificate of Incorporation to change name from SetNET Global, Inc. to Bio Lab Naturals, Inc. was filed with the Secretary of State of Delaware on July 16, 2019.

11. Certificate of Amendment to Certificate of Incorporation to rescind all previously filed Certificates of Designations (including the Series A Preferred Stock and Series AA Preferred Stock) was filed with the Secretary of State of Delaware on February 3, 2020.

12. Certificate of Designation for Class A Preferred Convertible Stock was filed with the

Secretary of State of Delaware on February 5, 2020.

13. Certificate of Designation for Class B Preferred Convertible Stock was filed with the Secretary of State of Delaware on February 5, 2020.

14. Amended Certificate of Designation for Series A Preferred Stock was filed with the Secretary of State of Delaware on May 17, 2022.

15. Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to Limitless X Holdings Inc. was filed with the Secretary of State of Delaware on June 8, 2022.

16. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation by written consent without a meeting, in accordance with Sections 141(f), 242, and 245 of the DGCL and by the stockholders of the Corporation by written consent in lieu of a meeting thereof in accordance with Sections 228, 242, and 245 of the DGCL, to rescind all Certificates of Designations filed prior to the date hereof, excluding the Certificate of Designation for Class A Preferred Convertible Stock filed with the Secretary of State of Delaware on February 5, 2020, along with its amendment on May 17, 2022 (the "Class A Designation") which is being amended and restated herein, and amend and supersede the Certificate of Incorporation and its amendments.

17. The Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Limitless X Holdings Inc. (the "Corporation").

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the registered office of this Corporation in the State of Delaware is 1201 Orange Street, Suite 600, One Commerce Center, Wilmington, Delaware, 19801, County of New Castle. The name of its registered agent at such address is Agents and Corporations, Inc.

ARTICLE III
CORPORATE PURPOSE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
AUTHORIZED STOCK

The total number of shares which the Corporation is authorized to issue is 330,000,000, consisting of 300,000,000 shares of common stock, $0.0001 par value ("Common Stock"), and 30,000,000 shares of preferred stock, $0.0001 par value ("Preferred Stock), with 500,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock with the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereon set forth in Article V hereof.

The Certificates of Designation filed prior to the date of this Amended and Restated Certificate of Incorporation are hereby rescinded, excluding the Class A Designation which is hereby restated in Article V below.

The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation of the Corporation, as determined from time to time by the board of directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The board of directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the rights and preferences of the shares of any series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any series, the board of directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

ARTICLE V
DESIGNATION OF CLASS A PREFERRED CONVERTIBLE STOCK

Section 1. Designation and Amount. The shares of the Class of Preferred Convertible Stock hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class A Preferred Convertible Stock (the "Class A Preferred Convertible Stock") and the number of shares constituting the Class A Preferred Convertible Stock shall be 500,000. The Class A Preferred Convertible Stock shall have a deemed purchase price and value of $0.004 U.S. per share.

Section 2. Rank. The Class A Preferred Convertible Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or Classes of capital stock of the Company; (ii) prior to all of the Company's Common Stock, ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created ("Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

Section 3. Dividends. The Class A Preferred Convertible Stock shall bear no dividends, except that in the event dividends are declared for Common Stock, the same rate of dividend per share shall be due and payable to the Class A Preferred shareholders on the same terms.

Section 4. Liquidation/Merger Preference.

(a) So long as a majority of the shares of Class A Preferred Convertible Stock are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company's outstanding Class A Preferred Convertible Stock, either directly or by amendment, merger, consolidation, or otherwise:

> (i) liquidate, dissolve or wind-up the affairs of the Company, or effect any Liquidation Event (as defined below); (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner adverse to the Class A Preferred Convertible Stock (iii) create or authorize the creation of, or issue any other security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Class A Preferred Convertible Stock, or (iv) purchase or redeem or pay any dividend on any capital stock prior to the Class A Preferred Convertible Stock, other than stock repurchased from former employees or consultants in connection with the cessation of their employment/services. A "Liquidation Event" shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Company's assets; (B) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold more than 50% of the voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than an underwriter of the Company's securities), of the Company's securities if, after such closing, such Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) would own more than 50% of voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); or (D) a liquidation, dissolution or winding up of the Company; provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company's incorporation or to create a holding company that will be owned in the same proportions by the persons who held the Company's securities immediately prior to such transaction.

(b) In the event of any Liquidation Event. either voluntary or involuntary, the holders of shares of Class A Preferred Convertible Stock (each a "Holder" and collectively the "Holders") shall be entitled to receive, prior in preference to any distribution to other Junior Securities, an amount per share equal to $1.00 plus any allocable and due dividends per share.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation including any duly adopted Certificate(s) of Designation.

Section 5. Conversion of Preferred Shares to Common. The Holders of the Class A Preferred Convertible Stock may convert, or be converted, to shares of Common Stock as follows:

(a) *Conversion Option*. Upon a Liquidation Event or a general license, or at the option of the Holder, in the Holder's sole discretion, any Holder of Class A Preferred Convertible Stock shall be entitled at the office of the Company or any transfer agent for the Class A Preferred Convertible Stock designated by the Company to the Holder in writing (the "Transfer Agent"), to convert the shares of Class A Preferred Convertible Stock into Common Stock by electing, in writing, to convert the shares of Class A Preferred Stock then outstanding and held by the Holder into shares of Common Stock of the Company, on a one share of Class A Preferred Convertible Stock for two shares of Common Stock basis subject to adjustment set forth in (e) hereafter upon tender of the Notice of Conversion. In lieu of this conversion, the Company may redeem or repurchase the shares of Class A Preferred Convertible Stock for $1.00 per share.

(b) *Mechanics of Conversion*. In order to convert Class A Preferred Convertible Stock into shares of Common Stock under the conversion option specified in 5(a), the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the "Conversion Date"), a copy of a fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert Class A Preferred Convertible Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class A Preferred Convertible Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class A Preferred Convertible Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen, or destroyed (subject to the requirements of subparagraph (i) below). Upon receipt by the Company of a Notice of Conversion, Company shall immediately send, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) *Administration*.

(i) *Lost or Stolen Certificates*. Upon receipt by the Company of evidence of the loss, theft, destruction, or mutilation of any stock certificates representing shares of Class A Preferred Convertible Stock, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated,

the Company shall execute and deliver new stock certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen stock certificates if Holder contemporaneously requests the Company to convert such Class A Preferred Convertible Stock into Common Stock.

(ii) *Delivery of Common Stock Upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third business day (the "Deadline") after receipt by the Company or the Transfer Agent of a Notice of Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class A Preferred Convertible Stock shall be made within three business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than three business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class A Preferred Convertible Stock.

(iii) *No Fractional Shares.* If any conversion of the Class A Preferred Convertible Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

(iv) *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is received by the Company before 11:59 p.m., Pacific Time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder or Holders of such shares of Common Stock on the Conversion Date.

(d) *Reservation of Stock Issuable Upon Conversion.* The Company shall at all times reserve and keep available or make provision to increase, reserve, and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class A Preferred Convertible Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding

Class A Preferred Convertible Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Convertible Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Adjustment to Conversion Rate.

(i) The conversion price will be subject to adjustments for stock dividends, splits, combinations, and similar events as specified below.

(ii) If prior to the conversion of all Class A Preferred Convertible Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class A Preferred Convertible Stock shall thereafter have the right to receive upon conversion of Class A Preferred Convertible Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets'') which the Holder would have been entitled to receive in such transaction had the Class A Preferred Convertible Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class A Preferred Convertible Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class A Preferred Convertible Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

(iii) If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

Section 6. Voting Rights.

(a) The holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter together with holders of Common Stock and may vote as required on any action which Delaware law provides may or must be approved by vote or consent of the holders of the specific classes of voting preferred shares and the holders of shares of Common Stock. The

Holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter with holders of Common Stock voting together as one class. The Holders of the Class A Preferred Convertible Stock shall have a number of votes equal to 60% of all of the issued and outstanding shares of Common Stock of the Company.

(b) The Holders of the Class A Preferred Shares shall be entitled to the same notice of any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other classes of preferred shares and the holders of shares of Common Stock entitled to vote at such meetings. No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Class A Preferred Convertible Stock from exercising its voting or consent rights as though it is or was a common shareholder.

(c) For purposes of determining a quorum for any Regular or Special Meeting of the Shareholders, the Class A Preferred Shares shall be deemed as the equivalent of 60% of all issued and outstanding shares of the Company.

Section 7. Status of Converted Stock. In the event any shares of Class A Preferred Convertible Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class A Preferred Convertible Stock.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power to adopt, amend, or repeal the bylaws of the Corporation, without any action on the part of the stockholders. The stockholders may adopt, amend, or repeal the bylaws of the Corporation only with the affirmative vote of the holders of not less than 51% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 14th day of October 2022.

LIMITLESS X HOLDINGS INC.

____
By: Jaspreet Mathur
Its: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:53 PM 12/19/2022
FILED 12:53 PM 12/19/2022
SR 20224308165 - File Number 4864845

CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Limitless X Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph:

Upon the close of business on the effective date of this Amended and Restated Certificate of Incorporation, each 30 shares of the Corporation's Common Stock, $0.0001 par value, issued and outstanding immediately prior to the effective date shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one share of Common Stock (the "Reverse Split"); *provided, however*, no fractional shares of Common Stock shall be issued as a result of the Reverse Split, and any fraction thereof shall be rounded up to the nearest whole share. Each certificate that immediately prior to the effective date represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been reclassified and combined. The Reverse Split shall not affect the number of shares of authorized stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 16th day of December, 2022.

LIMITLESS X HOLDINGS INC.

By: Jaspreet Mathur
Its: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:04 PM 10/23/2023
FILED 03:04 PM 10/23/2023
SR 20233792991 - File Number 4864845

CERTIFICATE OF DESIGNATION
OF
CLASS B CONVERTIBLE PREFERRED STOCK
OF
LIMITLESS X HOLDINGS INC.,
a Delaware corporation

Limitless X Holdings Inc., (the "Company") a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify that the following resolution was duly adopted by the Board of Directors (the "Board") of the Company with the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, having been fixed by the Board pursuant to the authority granted to it under Article IV of the Company's Amended and Restated Certificate of Incorporation, as amended (the A&R Certificate") and in accordance with the provisions of Section 151 of the DGCL:

WHEREAS, the Company has 30,000,000 shares of Preferred Stock authorized, 500,000 of which have been designated as Class A Convertible Preferred Stock ("Class A Stock").

RESOLVED, that pursuant to the authority conferred upon the Board by the A&R Certificate of the Company, the Board hereby authorizes the designation of 5,000,000 shares of Class B Convertible Preferred Stock, par value $0.0001 per share, of the Company, and hereby fixes the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the A&R Certificate of the Company, as follows:

Section 1. Designation and Amount. The shares of the Class of Convertible Preferred Stock hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class B Convertible Preferred Stock (the "Class B Convertible Preferred Stock") and the number of shares constituting the Class B Convertible Preferred Stock shall be 5,000,000.

Section 2. Rank. The Class B Convertible Preferred Stock shall rank: (i) junior to the Class A Stock; (ii) senior to any other class or series of outstanding Preferred Stock or Classes of capital stock of the Company; (iii) prior to all of the Company's common stock ("Common Stock"); and (iv) prior to any other class or series of capital stock of the Company hereafter created ("Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, subject to Section 3 below.

Section 3. Dividends; Distributions. The Class B Convertible Preferred Stock shall bear no dividends, except that in the event dividends or other distribution of its assets (or rights to acquire assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Class B Convertible Preferred Stock, then, in each such case, the holder of the Class B

Convertible Preferred Stock (each a "Holder" and collectively the "Holders") shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Class B Convertible Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) (as defined below) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (*provided, however*, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

Section 4. Liquidation/Merger Preference.

(a) So long as a majority of the shares of Class B Convertible Preferred Stock are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company's outstanding Class B Convertible Preferred Stock, either directly or by amendment, merger, consolidation, or otherwise: (i) amend, alter, or repeal any provision of the A&R Certificate or Amended and Restated Bylaws, as amended (the "A&R Bylaws"), in a manner adverse to the Class B Convertible Preferred Stock; (ii) create or authorize the creation of, or issue any other new security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Class B Convertible Preferred Stock.

(b) In the event of any Liquidation Event. either voluntary or involuntary, the Holders of shares of Class B Convertible Preferred Stock shall be entitled to receive, prior in preference to any distribution to Common Stock or other Junior Securities, but after distribution to the Class A Stock, an amount per share equal to $3.00 plus any allocable and due dividends per share. A "Liquidation Event" shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Company's assets; (B) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold more than 50% of the voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) (other than an underwriter of the Company's securities), of the Company's securities if, after such closing, such Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) would own more than 50% of voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); or (D) a liquidation, dissolution or winding up of the Company; provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company's

incorporation or to create a holding company that will be owned in the same proportions by the persons who held the Company's securities immediately prior to such transaction.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities or Common Stock, as applicable, in accordance with the Company's A&R Certificate including any duly adopted Certificate(s) of Designation.

Section 5. Conversion of Preferred Shares to Common. The Holders of the Class B Convertible Preferred Stock may convert, or be converted, to shares of Common Stock as follows:

(a) *Conversion Option*. Subject to the Beneficial Ownership Limitation set forth in Section 5(f), upon a Liquidation Event or at the option of the Holder, in the Holder's sole discretion, any Holder of Class B Convertible Preferred Stock shall be entitled at the office of the Company or any transfer agent for the Class B Convertible Preferred Stock designated by the Company to the Holder in writing (the "Transfer Agent"), to convert the shares of Class B Convertible Preferred Stock into Common Stock by electing, in writing, to convert the shares of Class B Convertible Preferred Stock then outstanding and held by the Holder into shares of Common Stock of the Company, on a one share of Class B Convertible Preferred Stock for two shares of Common Stock basis subject to adjustment set forth in (e) hereafter upon tender of the Notice of Conversion.

(b) *Mechanics of Conversion*. In order to convert Class B Convertible Preferred Stock into shares of Common Stock under the conversion option specified in 5(a), the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the "Conversion Date"), a copy of a fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert their Class B Convertible Preferred Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class B Convertible Preferred Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class B Convertible Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen, or destroyed (subject to the requirements of subparagraph (i) below); or if the shares are held in book-entry form by the Transfer Agent, then written directive to the Transfer Agent directing them to acknowledge the conversion by updating their ledger to evidence the completion of the transaction. Upon receipt by the Company of a Notice of Conversion, Company shall immediately send, but in all cases, no later than two business day after receipt thereof, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) *Administration.*

(i) *Lost or Stolen Certificates.* Upon receipt by the Company of evidence of the loss, theft, destruction, or mutilation of any stock certificates representing shares of Class B Convertible Preferred Stock, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new stock certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen stock certificates if Holder contemporaneously requests the Company to convert such Class B Convertible Preferred Stock into Common Stock.

(ii) *Delivery of Common Stock Upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third business day (the "Deadline") after receipt by the Company or the Transfer Agent of a Notice of Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid, or in the event that the shares are held in book entry with the Transfer Agent, then the Company shall direct the Transfer Agent to update its ledger to evidence such conversion by the Deadline and notify the Holder as such. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class B Convertible Preferred Stock shall be made within five business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than five business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class B Convertible Preferred Stock.

(iii) *No Fractional Shares.* If any conversion of the Class B Convertible Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

(iv) *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is received by the Company before 11:59 p.m., Pacific Time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder or Holders of such shares of Common Stock on the Conversion Date.

(d) *Reservation of Stock Issuable Upon Conversion*. The Company shall at all times reserve and keep available or make provision to increase, reserve, and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class B Convertible Preferred Stock into Common Stock (regardless of the Beneficial Ownership Limitation); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Convertible Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) *Adjustment to Conversion Rate*.

(i) The conversion price will be subject to adjustments for stock dividends, splits, combinations, and similar events as specified below.

(ii) If prior to the conversion of all Class B Convertible Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class B Convertible Preferred Stock shall thereafter have the right to receive upon conversion of Class B Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the Holder would have been entitled to receive in such transaction had the Class B Convertible Preferred Stock been convertible into New Assets from the date hereof (*provided, however*, that the limitation of how many New Assets the Holder will be entitled to receive in such transaction shall be subject to the Beneficial Ownership Limitation), at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class B Convertible Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class B Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof (*provided, however*, that to the extent that the Holder's right to receive the New Assets would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate to such extent and the portion of the distribution that the Holder would have been entitled to receive but for the Beneficial Ownership Limitation shall be held in abeyance for the benefit of Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation.)

(iii) If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

(f) *Beneficial Ownership Limitation.* The Company shall not effect any conversion of the Class B Convertible Preferred Stock, and a Holder shall not have the right to convert any portion of the Class B Convertible Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates (as defined below), and any Persons acting as a group together with such Holder or any of such Holder's Affiliates (such Persons, "Attribution Parties")) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Class B Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Class B Convertible Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 5(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(f) applies, the determination of whether the Class B Convertible Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Class B Convertible Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Class B Convertible Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Class B Convertible Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 5(f), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be; (ii) a more recent public announcement by the Company; or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within two business days confirm in writing to such Holder the number of shares of

Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Class B Convertible Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. An "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Class B Convertible Preferred Stock held by the applicable Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the Class B Convertible Preferred Stock.

Section 6. Voting Rights.

(a) The holders of the Class B Convertible Preferred Stock shall have no voting rights except as otherwise set forth in this Certificate or otherwise from time to time as required by law.

(b) The Holders of the Class B Convertible Preferred Stock shall be entitled to notice of any Regular or Special Meeting of the Shareholders for meetings which require the vote of the holders of the Class B Convertible Preferred Stock.

Section 7. Status of Converted Stock. In the event any shares of Class B Convertible Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class B Convertible Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation on October 20, 2023.

DocuSigned by:

7F777E1F42A740A...

By: Jaspreet Mathur
Its: Chief Executive Officer

**CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATION OF
CLASS B CONVERTIBLE PREFERRED STOCK OF
LIMITLESS X HOLDINGS INC.,
a Delaware corporation**

Limitless X Holdings Inc., (the "Company") a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify that the following resolution was duly adopted by the Board of Directors (the "Board") of the Company with the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, having been fixed by the Board pursuant to the authority granted to it under Article IV of the Company's Amended and Restated Certificate of Incorporation, as amended (the A&R Certificate") and in accordance with the provisions of Section 151 of the DGCL:

WHEREAS, the Company has 30,000,000 shares of Preferred Stock authorized, 500,000 of which have been designated as Class A Convertible Preferred Stock and 5,000,000 which have been designated as Class B Convertible Preferred Stock.

RESOLVED, that Section 1 of the Certificate of Designation of Class B Convertible Preferred Stock be deleted in its entirety and that the following paragraph be inserted in lieu thereof:

"**Section 1. Designation and Amount.** The shares of the Class of Convertible Preferred Stock hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class B Convertible Preferred Stock (the "Class B Convertible Preferred Stock") and the number of shares constituting the Class B Convertible Preferred Stock shall be 11,000,000."

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designation on November 8, 2023.

DocuSigned by:
7E777E1E42A740A...

By: Jaspreet Mathur
Its: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:27 PM 11/09/2023
FILED 12:27 PM 11/09/2023
SR 20233939297 - File Number 4864845

STATE OF DELAWARE
CERTIFICATE FOR REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is Limitless X Holdings Inc.

and, if different, the name under which the corporation was originally incorporated ______.

2. The Registered Office of the corporation in the State of Delaware is located at 1201 Orange Street, Suite 600 One Cpmmerce Center (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Agents and Corporations, Inc.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was August 26, 2010.

4. The corporation desiring to be revived and so reviving its certificate of incorporation was organized under the laws of this State.

5. The corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2024, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate of revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: /s/Jaspreet Mathur
Authorized Officer

Name: Jaspreet Mathur
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:47 PM 09/20/2024
FILED 02:47 PM 09/20/2024
SR 20243745981 - File Number 4864845

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATION OF
CLASS B CONVERTIBLE PREFERRED STOCK OF
LIMITLESS X HOLDINGS INC.,
a Delaware corporation

Limitless X Holdings Inc. (the "Company"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify that:

1. Section 5(a) of the Certificate of Designation of Class B Convertible Preferred Stock of the Company, as amended (the "Certificate of Designation"), is amended as follows (the "Amendment"):

The words "on a one share of Class B Convertible Preferred Stock for two shares of Common Stock basis" are replaced with the words "on a one share of Class B Convertible Preferred Stock for 0.067 shares of Common Stock basis".

2. The Amendment was duly adopted, authorized, and approved by resolution of the holders of at least 51% (i.e., a majority) of the shares of the Company's Class B Convertible Preferred Stock via written consent.

3. The Amendment was duly adopted, authorized, and approved in accordance with the provisions of the Certificate of Designation and Sections 242, and 228 of the DGCL.

4. All other provisions of the Certificate of Designation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designation on September 12, 2024.

LIMITLESS X HOLDINGS INC., a Delaware corporation

By: /s/Jaspreet Mathur
Name: Jaspreet Mathur
Title: Chief Executive Officer

STATE OF DELAWARE
CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT OF A SUCCESSOR REGISTERED AGENT

Pursuant to the provisions of Section 136 of Title 8 of the Delaware General Corporation Law, the undersigned agent for service of process, in order to resign as agent without appointment of a successor agent, hereby certifies that:

1. The name of the Corporation is Limitless X Holdings Inc.

2. The name of the resigning agent is Agents and Corporations, Inc.

3. That written notice of resignation was given to the affected Corporation at least 30 days prior to the filing of the certificate by mailing or delivering such notice to the Corporation at its address last known to the registered agent on October 18, 2023.

4. The undersigned registered agent has submitted the last provided communications contact information to the Secretary of State as required by Section 136 of Title 8.

Agents and Corporations, Inc.

By: John L. Williams

Name: John L. Williams

Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:16 PM 12/10/2024
FILED 04:16 PM 12/10/2024
SR 20244448160 - File Number 4864845

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:25 PM 01/02/2025
FILED 12:25 PM 01/02/2025
SR 20250005635 - File Number 4864845

CERTIFICATE OF DESIGNATION
OF
CLASS C CONVERTIBLE PREFERRED STOCK
OF
LIMITLESS X HOLDINGS INC.,
a Delaware corporation

Limitless X Holdings Inc. (the "Company"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify that the following resolution was duly adopted by the Board of Directors (the "Board") of the Company with the designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions thereof, having been fixed by the Board pursuant to the authority granted to it under Article IV of the Company's Amended and Restated Certificate of Incorporation, as amended (the "A&R Certificate"), and in accordance with the provisions of Section 151 of the DGCL:

WHEREAS, the Company has 30,000,000 shares of Preferred Stock authorized, 500,000 of which have been designated as Class A Convertible Preferred Stock ("Class A Stock"), and 11,000,000 of which have been designated as Class B Convertible Preferred Stock ("Class B Stock").

RESOLVED, that pursuant to the authority conferred upon the Board by the A&R Certificate of the Company, the Board hereby authorizes the designation of 5,000,000 shares of Class C Convertible Preferred Stock, par value $0.0001 per share, of the Company, and hereby fixes the powers, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions thereof, of such shares, in addition to those set forth in the A&R Certificate of the Company, as follows:

Section 1. Designation and Amount. The shares of the class of convertible preferred stock (the Company's preferred stock, the "Preferred Stock") hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class C Convertible Preferred Stock (the "Class C Convertible Preferred Stock") and the number of shares constituting the Class C Convertible Preferred Stock shall be 5,000,000.

Section 2. Rank. The Class C Convertible Preferred Stock shall rank: (i) junior to Class A Stock and Class B Stock, (ii) senior to any other class or series of outstanding Preferred Stock or to the Company's common stock ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created ("Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

Section 3. Dividends. The Class C Convertible Preferred Stock shall not be entitled to dividends except as required by law.

Section 4. Liquidation/Merger Preference.

(a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of shares of Class C Convertible Preferred Stock (each, a "Holder", and collectively, the "Holders") shall be entitled to receive, prior in preference to any distribution to Junior Securities, but after distribution to Class A Stock and Class B Stock, in an amount per share equal to $0.01 per share plus, if applicable, any allocable and due dividends per share. A "Liquidation Event" shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Company's assets; (B) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold more than 50% of the voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity)); (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) (other than an underwriter of the Company's securities), of the Company's securities if, after such closing, such person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) would own more than 50% of voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); or (D) a liquidation, dissolution or winding up of the Company; provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company's incorporation or to create a holding company that will be owned in the same proportions by the persons who held the Company's securities immediately prior to such transaction.

(b) Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's A&R Certificate including any duly adopted Certificate(s) of Designation.

Section 5. Conversion of Preferred Shares to Common. The Holders may convert their shares of Class C Convertible Preferred Stock to shares of Common Stock as follows:

(a) *Conversion Option.* Subject to the Beneficiation Ownership Limitation (as defined below) set forth in Section 5(f), upon a Liquidation Event or at the option of the Holder, in the Holder's sole discretion, any Holder of Class C Convertible Preferred Stock shall be entitled at the office of the Company or any transfer agent for the Class C Convertible Preferred Stock designated by the Company to the holder in writing (the "Transfer Agent"), to convert the shares of Class C Convertible Preferred Stock into Common Stock by electing, in writing, to convert the shares of Class C Convertible Preferred Stock then outstanding and held by the Holder into shares of Common Stock of the Company, on a one share of Class C Convertible Preferred Stock for one hundred (100) shares of Common Stock basis subject to adjustment set forth in Section 5(e) upon tender of the Notice of Conversion (as defined below).

(b) *Mechanics of Conversion.* In order to convert Class C Convertible Preferred Stock into shares of Common Stock under the conversion option specified in Section 5(a), the Holder shall (i) fax or deliver via electronic mail on the Conversion Date (as defined below) a copy of a

fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert their Class C Convertible Preferred Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class C Convertible Preferred Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class C Convertible Preferred Stock being converted (the "Preferred Stock Certificate(s)"), duly endorsed for transfer; unless the holder notifies the Company or its Transfer Agent that such certificate(s) have been lost, stolen, or destroyed (subject to the requirements of Section 5(c)(i)) below; or if the shares are held in book-entry form by the Transfer Agent, then written directive to the Transfer Agent directing them to acknowledge the conversion by updating their ledger to evidence the completion of the transaction. Upon receipt by the Company or the Transfer Agent of a Notice of Conversion, the Company or the Transfer agent, as applicable, shall immediately send, but in all cases, no later than two business days after receipt thereof, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company or the Transfer Agent, as applicable, whom the Holder should contact regarding information related to the conversion.

(c) *Administration.*

i. *Lost or Stolen Certificates.* Upon receipt by the Company or the Transfer Agent of evidence of the loss, theft, destruction, or mutilation of any stock certificates representing shares of Class C Convertible Preferred Stock, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver (or cause the Transfer Agent to deliver) new stock certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen stock certificates if the Holder contemporaneously requests the Company to convert such Class C Convertible Preferred Stock into Common Stock.

ii. *Delivery of Common Stock upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third business day (the "Deadline") after receipt by the Company or the Transfer Agent of a Notice of Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two-day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid, or in the event that the shares are held in book entry with the Transfer Agent, then the Company shall direct the Transfer Agent to update its ledger to evidence such conversion by the Deadline and notify the Holder as such. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class C Convertible Preferred Stock shall be made within five business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than five business days after the Conversion Date, the Holder shall

have the right to either (1) rescind the conversion by facsimile or email notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class C Convertible Preferred Stock.

iii. *No Fractional Shares.* If any conversion of the Class C Convertible Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

iv. *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is received by the Company or the Transfer Agent before 11:59 p.m., Pacific Time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder or Holders of such shares of Common Stock on the Conversion Date.

(d) *Reservation of Stock Issuable upon Conversion.* The Company shall at all times reserve and keep available or make provision to increase, reserve, and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class C Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class C Convertible Preferred Stock into Common Stock (regardless of the Beneficial Ownership Limitation); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class C Convertible Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) *Adjustment to Conversion Rate.*

i. The conversion price will be subject to adjustments for stock dividends, splits, combinations, and similar events as specified below.

ii. If prior to the conversion of all Class C Convertible Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class C Convertible Preferred Stock shall thereafter have the right to receive upon conversion of Class C Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the

Holder would have been entitled to receive in such transaction had the Class C Convertible Preferred Stock been convertible into New Assets from the date hereof (*provided, however*, that the limitation of how many New Assets the Holder will be entitled to receive in such transaction shall be subject to the Beneficial Ownership Limitation), at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class C Convertible Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class C Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof (*provided, however*, that to the extent that the Holder's right to receive New Assets would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate to such extent and the portion of the distribution that the Holder would have been entitled to receive but for the Beneficial Ownership Limitation shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

iii. If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

(f) *Beneficial Ownership Limitation.* The Company shall not effect any conversion of the Class C Convertible Preferred Stock, and a Holder shall not have the right to convert any portion of the Class C Convertible Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates (as defined below), and any person acting as a group together with such Holder or any of such Holder's Affiliates (such persons, "Attribution Parties")) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Class C Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Class C Convertible Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 5(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(f) applies, the determination of whether the Class C Convertible Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Class C Convertible Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Class C Convertible Preferred Stock may be converted (in

relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Class C Convertible Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 5(f), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be; (ii) a more recent public announcement by the Company; or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding Upon the written request of a Holder, the Company shall within two business days confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Class C Convertible Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. An "Affiliate" means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Class C Convertible Preferred Stock held by the applicable Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the Class C Convertible Preferred Stock.

Section 6. Voting Rights.

(a) The holders of the Class C Convertible Preferred Stock shall have no voting rights except as otherwise set forth in this Certificate of Designation or otherwise from time to time as required by law.

(b) The Holders of the Class C Convertible Preferred Stock shall not be entitled to notice of any regular or special meeting of the shareholders of the Company (unless required by applicable law).

Section 7. Status of Converted Stock. In the event any shares of Class C Convertible Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled,

and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class C Convertible Preferred Stock.

Section 8. Amendment. This Certificate of Designation may be amended by a written consent adopted of a majority of the issued and outstanding shares of Class C Stock as of the date of the amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation on December 31, 2024.

LIMITLESS X HOLDINGS INC.

By: /s/Jaspreet Mathur
Name: Jaspreet Mathur
Title: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:26 PM 01/09/2025
FILED 03:26 PM 01/09/2025
SR 20250078260 - File Number 4864845

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF CLASS C CONVERTIBLE PREFERRED STOCK OF LIMITLESS X HOLDINGS INC., a Delaware corporation

Limitless X Holdings Inc. (the "Company"), a corporation organized and existing under and by the virtue of the Delaware General Corporation Law ("DGCL"), hereby certifies that, pursuant to the authority granted by Article IV of the Amended and Restated Certificate of Incorporation of the Company (the ""A&R Certificate"), and in accordance with Section 151 of the DGCL, the Board of Directors of the Company (the "Board"), by written consent effective as January 3, 2025, has duly adopted resolutions proposing to amend and restate the Certificate of Designation of the Class C Convertible Preferred Stock, dated as of December 31, 2024, of the Company (the "Certificate of Designation") declaring said amendment and restatement to be advisable and in the best interests of the Company and its stockholders, which resolutions setting forth the proposed amendment and restatement are as follows:

RESOLVED, that the Certificate of Designation be amended and restated in its entirety to read as follow:

Section 1. Designation and Amount. The shares of the class of convertible preferred stock (the Company's preferred stock, the "Preferred Stock") hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class C Convertible Preferred Stock (the "Class C Convertible Preferred Stock") and the number of shares constituting the Class C Convertible Preferred Stock shall be 5,000,000.

Section 2. Rank. The Class C Convertible Preferred Stock shall rank: (i) junior to Class A Stock and Class B Stock, (ii) senior to any other class or series of outstanding Preferred Stock or to the Company's common stock ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created ("Junior Securities"); and in each case as to distributions of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

Section 3. Dividends. The Class C Convertible Preferred Stock shall not be entitled to dividends except as required by law.

Section 4. Liquidation/Merger Preference.

(a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of shares of Class C Convertible Preferred Stock (each, a "Holder", and collectively, the "Holders") shall be entitled to receive, prior in preference to any distribution to Junior Securities, but after distribution to Class A Stock and Class B Stock, in an amount per share equal to $0.01 per share plus, if applicable, any allocable and due dividends per share. A "Liquidation Event" shall include (A) the closing of the sale, transfer or other disposition of all or

substantially all of the Company's assets; (B) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold more than 50% of the voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity)); (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) (other than an underwriter of the Company's securities), of the Company's securities if, after such closing, such person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) would own more than 50% of voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); or (D) a liquidation, dissolution or winding up of the Company; provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company's incorporation or to create a holding company that will be owned in the same proportions by the persons who held the Company's securities immediately prior to such transaction.

(b) Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's A&R Certificate including any duly adopted Certificate(s) of Designation.

Section 5. Conversion of Preferred Shares to Common. The Holders may convert their shares of Class C Convertible Preferred Stock to shares of Common Stock as follows:

(a) *Conversion Option.* Upon a Liquidation Event or at the option of the Holder, in the Holder's sole discretion, any Holder of Class C Convertible Preferred Stock shall be entitled at the office of the Company or any transfer agent for the Class C Convertible Preferred Stock designated by the Company to the holder in writing (the "Transfer Agent"), to convert the shares of Class C Convertible Preferred Stock into Common Stock by electing, in writing, to convert the shares of Class C Convertible Preferred Stock then outstanding and held by the Holder into shares of Common Stock of the Company, on a one share of Class C Convertible Preferred Stock for one hundred (100) shares of Common Stock basis subject to adjustment set forth in Section 5(e) upon tender of the Notice of Conversion (as defined below).

(b) *Mechanics of Conversion.* In order to convert Class C Convertible Preferred Stock into shares of Common Stock under the conversion option specified in Section 5(a), the Holder shall (i) fax or deliver via electronic mail on the Conversion Date (as defined below) a copy of a fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert their Class C Convertible Preferred Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class C Convertible Preferred Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class C Convertible Preferred Stock being converted (the "Preferred Stock Certificate(s)"), duly endorsed for transfer;

unless the holder notifies the Company or its Transfer Agent that such certificate(s) have been lost, stolen, or destroyed (subject to the requirements of Section 5(c)(i)) below; or if the shares are held in book-entry form by the Transfer Agent, then written directive to the Transfer Agent directing them to acknowledge the conversion by updating their ledger to evidence the completion of the transaction. Upon receipt by the Company or the Transfer Agent of a Notice of Conversion, the Company or the Transfer agent, as applicable, shall immediately send, but in all cases, no later than two business days after receipt thereof, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company or the Transfer Agent, as applicable, whom the Holder should contact regarding information related to the conversion.

(c) *Administration.*

i. *Lost or Stolen Certificates.* Upon receipt by the Company or the Transfer Agent of evidence of the loss, theft, destruction, or mutilation of any stock certificates representing shares of Class C Convertible Preferred Stock, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver (or cause the Transfer Agent to deliver) new stock certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen stock certificates if the Holder contemporaneously requests the Company to convert such Class C Convertible Preferred Stock into Common Stock.

ii. *Delivery of Common Stock upon Conversion.* The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third business day (the "Deadline") after receipt by the Company or the Transfer Agent of a Notice of Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two-day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid, or in the event that the shares are held in book entry with the Transfer Agent, then the Company shall direct the Transfer Agent to update its ledger to evidence such conversion by the Deadline and notify the Holder as such. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class C Convertible Preferred Stock shall be made within five business days after the Conversion Date. Without limiting a Holder's other rights at law or in equity, should delivery be later than five business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile or email notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class C Convertible Preferred Stock.

iii. *No Fractional Shares.* If any conversion of the Class C Convertible Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional

share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

iv. *Date of Conversion.* The date on which conversion occurs (the "Conversion Date") shall be deemed the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is received by the Company or the Transfer Agent before 11:59 p.m., Pacific Time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder or Holders of such shares of Common Stock on the Conversion Date.

(d) *Reservation of Stock Issuable upon Conversion.* The Company shall at all times reserve and keep available or make provision to increase, reserve, and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class C Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class C Convertible Preferred Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class C Convertible Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) *Adjustment to Conversion Rate.*

i. The conversion price will be subject to adjustments for stock dividends, splits, combinations, and similar events as specified below.

ii. If prior to the conversion of all Class C Convertible Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class C Convertible Preferred Stock shall thereafter have the right to receive upon conversion of Class C Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the Holder would have been entitled to receive in such transaction had the Class C Convertible Preferred Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class C Convertible Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class C Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

iii. If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

Section 6. Voting Rights.

(a) The holders of the Class C Convertible Preferred Stock shall have no voting rights except as otherwise set forth in this Certificate of Designation or otherwise from time to time as required by law.

(b) The Holders of the Class C Convertible Preferred Stock shall not be entitled to notice of any regular or special meeting of the shareholders of the Company (unless required by applicable law).

Section 7. Status of Converted Stock. In the event any shares of Class C Convertible Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class C Convertible Preferred Stock.

Section 8. Amendment. This Certificate of Designation may be amended by a written consent adopted of a majority of the issued and outstanding shares of Class C Stock as of the date of the amendment.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Designation on the 9th day of January, 2025.

LIMITLESS X HOLDINGS INC.

By: _/s/Jaspreet Mathur____________
Name: Jaspreet Mathur
Title: Chief Executive Officer

STATE OF DELAWARE
CERTIFICATE FOR REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was forfeited for failure to obtain a registered agent, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is Limitless X Holdings Inc.

and, if different, the name under which the corporation was originally incorporated

2. The Registered Office of the corporation in the State of Delaware is located at 1201 Orange Street, Suite 600 (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Agents and Corporations, Inc.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was August 26, 2010.

4. The corporation desiring to be revived and so reviving its certificate of incorporation was organized under the laws of this State.

5. The corporation was duly organized and carried on the business authorized by its charter until the 9th day of January A.D. 2025, at which time its charter became inoperative and forfeited for failure to obtain a registered agent and the certificate of revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: /s/ Jaspreet Mathur
Authorized Officer

Name: Jaspreet Mathur
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:50 AM 01/23/2025
FILED 11:50 AM 01/23/2025
SR 20250225289 - File Number 4864845

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:50 AM 01/23/2025
FILED 11:51 AM 01/23/2025
SR 20250225314 - File Number 4864845

LIMITLESS X HOLDINGS INC.

CERTIFICATE OF DESIGNATIONS OF

SERIES D 15% CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Limitless X Holdings Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Certificate of Incorporation of the Corporation (as amended, the "Certificate of Incorporation") authorizes the issuance of as many as 30,000,000 shares of the Corporation's preferred stock, par value $0.0001 per share ("Preferred Stock"), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the "Board"), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series;

WHEREAS, the Corporation has (i) designated (a) 500,000 of the Preferred Shares as Class A Convertible Preferred Stock ("Class A Stock"); (b) 11,000,000 of the Preferred Shares as Class B Convertible Preferred Stock ("Class B Stock"); and (c) 5,000,000 of the Preferred Shares as Class C Convertible Preferred Stock ("Class C Stock"); and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby in this Certificate of Designations (this "Certificate of Designations") establish and fix and herein state and express the designations, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as "Series D 15% Cumulative Redeemable Perpetual Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting such series shall be 5,000,000 shares, par value $0.0001 per share and a stated value of $25.00 per share.

2. No Maturity, Sinking Fund, Mandatory Redemption. The Series D Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless the Corporation decides to redeem or otherwise repurchase the Series D Preferred Stock as provided in Section 6 hereof. The Corporation is not required to set aside funds to redeem the Series D Preferred Stock.

3. Ranking. The Series D Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution or winding up, (i) senior to all classes or series of the Corporation's common stock and to all other equity securities issued by the Corporation other than equity securities referenced in clauses (ii) and (iii) of this Section 3, (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series D Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution or winding up; and (iii) effectively junior to the Class A Stock, Class B Stock and Class C Stock and all of the Corporation's existing and future indebtedness (including indebtedness convertible into the Corporation's common stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Corporation's existing subsidiaries and any future subsidiaries.

4. Dividends.

(a) Holders of shares of the Series D Preferred Stock are entitled to receive, as and if declared by the Board, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the rate of 15% on the stated value of $25.00 per share of the Series D Preferred Stock per annum (equivalent to $3.75 per annum per share).

Commencing on the date of issuance of the Series D Preferred Stock (as applicable, the "Issue Date"), dividends shall accrue on the Series D Preferred Stock daily and shall be cumulative from, and including, the applicable Issue Date, and shall be payable on a quarterly basis in arrears on or after the 15th day of each quarter (each, a "Dividend Payment Date") to the holders of record of the Series D Preferred Stock as they appear on the stock records of the Corporation at the close of business on the last day of the preceding quarter, regardless of whether a Business Day (as defined below) (each, a "Dividend Record Date"); provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Dividends payable on the Series D Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. The dividends payable on any Dividend Payment Date shall include dividends accumulated to, but not including, such Dividend Payment Date. For purposes of this Certificate of Designations, "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.

(b) No dividends on shares of Series D Preferred Stock shall be authorized by the Board or paid or set apart for payment by the Corporation at any time when the terms and provisions of any agreement of the Corporation, including any agreement relating to any indebtedness of the Corporation, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(c) Notwithstanding anything to the contrary contained herein, dividends on the Series D Preferred Stock will accrue regardless of whether the Corporation has earnings, regardless of whether there are funds legally available for the payment of those dividends and regardless of whether those dividends are declared by the Board. Any dividend payment made on the Series D Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to those shares of Series D Preferred Stock.

(d) Future distributions on the Corporation's common stock and any other series of Preferred Stock (if issued), including the Series D Preferred Stock, will be at the discretion of the Board and will depend on, among other things, the Corporation's results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements, applicable legal requirements and any other factors the Board deems relevant. Accordingly, the Corporation cannot guarantee that it will be able to make cash distributions on its Series D Preferred Stock or what the actual distributions will be for any future period.

(e) Unless full cumulative dividends on all shares of Series D Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends shall be declared or paid or set aside for payment upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up. Nor shall any other distribution be declared or made upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up.

(f) When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series D Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series D Preferred Stock, all dividends declared on the Series D Preferred Stock and any other series of Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series D Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series D Preferred Stock and such other series of Preferred Stock that the Corporation may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series D Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest,

shall be payable in respect of any dividend payment or payments on the Series D Preferred Stock that may be in arrears.

5. Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock will be entitled to be paid out of the assets the Corporation has legally available for distribution to its stockholders, with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of $25.00 per share, plus an amount equal to any accumulated and unpaid dividends up until, but not including, the date of payment, before any distribution of assets is made to holders of the Corporation's common stock or any other class or series of the Corporation's capital stock that it may issue that ranks junior to the Series D Preferred Stock as to liquidation rights.

(b) In the event that, upon any such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series D Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on parity with the Series D Preferred Stock in the distribution of assets, then the holders of the Series D Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c) Holders of Series D Preferred Stock will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series D Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed a liquidation, dissolution or winding up of the Corporation (although such events may give rise to the special optional redemption described in Section 6 hereof).

6. Redemption.

(a) The Series D Preferred Stock is not redeemable by the Corporation prior to the two-year anniversary of the applicable Issue Date of each respective share, except upon a Change of Control.

(b) On and after the two-year anniversary of the applicable Issue Date, the Corporation may, at its option and upon not less than 30 nor more than 60 days' written notice, redeem the Series D Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date.

(c) Upon the occurrence of a Change of Control as defined in Section 6(d) hereof, regardless of whether before or after the two-year anniversary of the applicable Issue Date, the Corporation may, at its option, upon not less than 30 nor more than 60 days' written notice, redeem the Series D Preferred Stock, in whole or in part, within 120 days after notice of such Change of Control, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date.

(d) A "Change of Control" is deemed to occur when any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, shall have acquired the Corporation's stock entitling that person to exercise more than 50% of the total voting power of all the Corporation's stock entitled to vote generally in the election of the Corporation's directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition).

(e) In the event the Corporation elects to redeem the Series D Preferred Stock, the notice of redemption will be mailed to each holder of record of the Series D Preferred Stock called for redemption at such holder's address as it appears on the Corporation's stock transfer records, not less than 30 nor more than 60 days prior to the redemption date, and will

state the following: (i) the redemption date; (ii) the number of shares of Series D Preferred Stock to be redeemed; (iii) the applicable redemption price per share plus any accrued but unpaid dividends; (iv) the place or places where certificates (if any) for the Series D Preferred Stock are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date; and (vi) if applicable, that such redemption is being made in connection with a Change of Control and, in that case, a brief description of the transaction or transactions constituting such Change of Control. If less than all of the shares of Series D Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series D Preferred Stock held by such holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series D Preferred Stock except as to the holder to whom notice was defective or not given.

(f) Holders of Series D Preferred Stock to be redeemed shall surrender the Series D Preferred Stock (if certificated) at the place designated in the notice of redemption and shall be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.

(g) If notice of redemption of any shares of Series D Preferred Stock has been given and if the Corporation irrevocably sets aside the funds necessary for redemption in trust for the benefit of the holders of the shares of Series D Preferred Stock so called for redemption, then from and after the redemption date (unless the Corporation shall default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series D Preferred Stock, those shares of Series D Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.

(h) If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.

(i) If less than all of the outstanding Series D Preferred Stock is to be redeemed, the Series D Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation shall determine.

(j) In connection with any redemption of the Series D Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends up to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series D Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

(k) Subject to applicable law, the Corporation may purchase shares of Series D Preferred Stock in the open market, by tender or by private agreement. Any shares of Series D Preferred Stock that the Corporation acquires may be retired and reclassified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.

7. Amendment. No provision in this Certificate of Designations may be amended, waived or modified except by an instrument in writing executed by the Corporation and a majority of the holders of record of the issued and outstanding Series D Preferred Stock as of the date of the amendment, waiver or modification, and any such written amendment, modification or waiver shall be binding upon the Corporation and each holder of the Series D Preferred Stock.

8. Voting Rights.

(a) Holders of the Series D Preferred Stock will not have any voting rights, except as required by Delaware law. On each matter on which holders of Series D Preferred Stock are entitled to vote, each share of Series D Preferred Stock will be entitled to one vote.

(b) Except as expressly stated in this Section 8 or as may be required by applicable law, the Series D Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

9. No Preemptive Rights, No Conversion Rights. The holders of the Series D Preferred Stock will not have any preemptive rights to purchase or subscribe for the Corporation's common stock or any other security. The Series D Preferred Stock is not convertible into or exchangeable for any of the Corporation's common stock or other capital stock

10. Record Holders. The Corporation and the transfer agent for the Series D Preferred Stock may deem and treat the record holder of any Series D Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

11. Adjustment. If the Corporation effects a stock dividend, a stock split, or a reverse split of the Series D Preferred Stock, the dividend, liquidation and redemption rates will be proportionately adjusted.

12. Reissuance of Series D Preferred Stock. In the event, any shares of Series D Preferred Stock are redeemed, converted, or otherwise acquired by the Corporation, the shares so converted, redeemed or otherwise acquired shall be cancelled and shall return to the status of authorized and unissued Preferred Stock of no designated class.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed in its name and on its behalf on this 22nd day of January, 2025.

Limitless X Holdings Inc.

By: */s/ Jaspreet Mathur*

Jaspreet Mathur
Chief Executive Officer